UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2002

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180 Commission file number	84-1141188 (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado (Address of principal executive office)	80301-2848 (Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

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ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

SpectraLink Corporation has filed with the Securities and Exchange Commission its Form 10-Q for the quarterly period ended September 30, 2002 and provided the Securities and Exchange Commission the certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002. Bruce M. Holland, President and Chief Executive Officer of SpectraLink, and Nancy K. Hamilton, Vice President of Finance and Administration and Chief Financial Officer of SpectraLink, executed the certifications.

The information set forth in this Form 8-K is being furnished solely for the purpose of disclosure pursuant to Regulation FD, and shall not be deemed filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 nor incorporated by reference into any registration statement, report, proxy statement or other document filed by SpectraLink under such act or under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: November 13, 2002	By:	/s/ Nancy K. Hamilton Nancy K. Hamilton, Principal Financial and Accounting Officer and on behalf of the Registrant

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